For the six-month period ended (a) 2/28/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant  to  Rule
10f-3

I.   FL Series

1.   Name of Issuer:
         Puerto   Rico  Infrastructure   Financing
Authority

2.   Date of Purchase
       11/21/97

3.   Number of Securities Purchased
       17,500

4.   Dollar Amount of Purchase
       $1,675,975

5.   Price Per Unit
       $95.770

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Goldman Sachs

7.   Other Members of the Underwriting Syndicate
       See Exhibit A


EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Merrill Lynch & Co.
Smith Barney Inc.
Morgan Stanley Dean Witter
Samuel A. Ramirez & Co., Inc.
Raymond James & Associates, Inc.
For the six-month period ended (a) 2/28/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant  to  Rule
10f-3

I.   NJ Series

1.   Name of Issuer:
        Puerto   Rico   Infrastructure   Financing
Authority

2.   Date of Purchase
       11/21/97

3.   Number of Securities Purchased
       20,000

4.   Dollar Amount of Purchase
       $1,915,400

5.   Price Per Unit
       $95.770

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Goldman Sachs

7.   Other Members of the Underwriting Syndicate
       See Exhibit A


EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Merrill Lynch & Co.
Smith Barney Inc.
Morgan Stanley Dean Witter
Samuel A. Ramirez & Co., Inc.
Raymond James & Associates, Inc.
For the six-month period ended (a) 2/28/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant  to  Rule
10f-3

I.   NJ Series

1.   Name of Issuer:
       NJ Health Care Fac Capital Health System

2.   Date of Purchase
       12/18/97

3.   Number of Securities Purchased
       10,600

4.   Dollar Amount of Purchase
       $1,033,500

5.   Price Per Unit
       $97.500

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Bear Stearns

7.   Other Members of the Underwriting Syndicate
       See Exhibit A


EXHIBIT A

UNDERWRITER

Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
Fleet Securities, Inc.
First Union Capital Markets Corp.
Golden, Harris Capital Corp.
Gibralter Securities Corp.

For the six-month period ended (a) 2/28/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant  to  Rule
10f-3

I.   NY Series

1.   Name of Issuer:
         New   York   City  Transitional   Finance
Authority

2.   Date of Purchase
       10/02/97

3.   Number of Securities Purchased
       20,000

4.   Dollar Amount of Purchase
       $1,926,720

5.   Price Per Unit
       $94.336

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Lehman Brothers

7.   Other Members of the Underwriting Syndicate
       See Exhibit A


EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
M.R. Beal & Company
Artemis Capital Group, Inc.
Lehman Brothers
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Merrill Lynch & Co.
Smith Barney Inc.
First Albany Corporation
Siebert Brandford Shank & Co., Inc.
Morgan Stanley Dean Witter
Samuel A. Ramirez & Co., Inc.
Advest, Inc.
A.G. Edwards & Sons, Inc.
Lebenthal & Co., Inc.
Pryor, McClendon, Counts & Co., Inc.
Oppenheimer & Co., Inc.
Roosevelt & Cross Incorporated
William E. Simon & Sons Municipal Securities Inc.
Fleet Securities
David Lerner Associates, Inc.

For the six-month period ended (a) 2/28/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant  to  Rule
10f-3

I.   NY Series

1.   Name of Issuer:
         New   York   City  Transitional   Finance
Authority

2.   Date of Purchase
       10/02/97

3.   Number of Securities Purchased
       30,000

4.   Dollar Amount of Purchase
       $2,831,310

5.   Price Per Unit
       $94.377

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Lehman Brothers

7.   Other Members of the Underwriting Syndicate
       See Exhibit A


EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
M.R. Beal & Company
Artemis Capital Group, Inc.
Lehman Brothers
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Merrill Lynch & Co.
Smith Barney Inc.
First Albany Corporation
Siebert Brandford Shank & Co., Inc.
Morgan Stanley Dean Witter
Samuel A. Ramirez & Co., Inc.
Advest, Inc.
A.G. Edwards & Sons, Inc.
Lebenthal & Co., Inc.
Pryor, McClendon, Counts & Co., Inc.
Oppenheimer & Co., Inc.
Roosevelt & Cross Incorporated
William E. Simon & Sons Municipal Securities Inc.
Fleet Securities
David Lerner Associates, Inc.
For the six-month period ended (a) 2/28/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant  to  Rule
10f-3

I.   Ohio Series

1.   Name of Issuer:
         Puerto   Rico  Infrastructure   Financing
Authority

2.   Date of Purchase
       11/21/97

3.   Number of Securities Purchased
       32,500

4.   Dollar Amount of Purchase
       $3,112,525

5.   Price Per Unit
       $95.770

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Goldman Sachs

7.   Other Members of the Underwriting Syndicate
       See Exhibit A


EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Merrill Lynch & Co.
Smith Barney Inc.
Morgan Stanley Dean Witter
Samuel A. Ramirez & Co., Inc.
Raymond James & Associates, Inc.


t:\kevin\N-SAR\msf498.770.doc